SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2000

                          CHURCHILL DOWNS INCORPORATED
                          -----------------------------
             (Exact name of registrant as specified in its charter)

       Kentucky                           0-1469                 61-0156015
(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)

                    700 Central Avenue, Louisville, KY 40208
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (502) 636-4400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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                          CHURCHILL DOWNS INCORPORATED

                                    I N D E X




ITEM 1-4.    Not Applicable

ITEM 5.      OTHER EVENTS

             Copy of press release is set forth in Exhibit 99 to this filing and is incorporated herein by reference

ITEM 6.      Not Applicable

ITEM 7.      Financial Statements and Exhibits

             (a) Financial statements of business acquired
                      Not Applicable

             (b) Pro forma financial information
                      Not Applicable

             (c) Exhibits
                      - Exhibit 99     Press Release dated October 25, 2000


ITEM 8-9.    Not Applicable

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